SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 01, 2002

                         Commission File Number 0-26949

                               NEWTECH BRAKE CORP.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

                                   11-3500919
                     (I.R.S. Employer Identification Number)

                779 Industrial Blvd., Blainville, Quebec J7VC 3V3
               (Address of Principal Executive Offices) (Zip Code)

                                 (450) 434-6432
              (Registrant's telephone number, including area code)

                               Internet VIP, Inc.
                     94 Washington Ave., Lawrence, NY, 11559
          (Former Name or Former Address if Changed Since Last Report)


Item 1. Changes in Control of Registrant.

     (a) On July 1, 2002, the previously disclosed Asset Transfer and Change in Control Agreement (the "Agreement") was completed and the process proposed therein confirming the name change of the Company, changes in the Board of Directors and change in control of the Company was affected. (Reference is made to Information Statement filed on June 10, 2002 and the Schedule 14F-1 filed on April 23, 2002.) Pursuant to the Agreement, at the closing, NewTech Brake Corp. instructed its Transfer Agent to issue to Newtech Group International, Inc. 30,000,000 new NewTech Brake Corp. common shares toward the partial payment for product licensing and distribution rights set out in the agreement. Newtech Group International, Inc. will control approximately 92% of the outstanding Common Shares or NewTech Brake Corp. on a fully diluted basis. NewTech Brake Corp. will now commence operations regarding the commercialization and distribution of the NewTech heavy vehicle brake product in North America. That will be the sole business of NewTech Brake Corp.

Item 2. Acquisition or Disposition of Assets.

     (a) As per the Agreement, the assets associated with the former business of Internet VIP, Inc., (specifically those assets related to the telecomm business) are to be spun-off, at book value, to a newly formed wholly owned subsidiary of the Internet VIP, Inc. ("Newco"). The equity of Newco will be issued to the stockholders of Internet VIP, Inc.

     (b) NewTech Brake Corp. has purchased the NewTech heavy vehicle brake product licensing and distribution rights for North America and Europe from Newtech Group International, Inc. at a value of $11,960,000. This purchase consideration will be in the form of common shares of NewTech Brake Corp. and/or cash, such consideration to be determined jointly by the parties. These purchased rights will be treated as capital assets on the books of NewTech Brake Corp.

Item 5. Other Matters.

          (a) On July 1, 2002, the previously disclosed Asset Transfer and Change in Control Agreement was completed and the process proposed therein confirming the name change of the Company, changes in the Board of Directors and the reverse split of shares took effect. Reference is made to the Information Statement filed on June 10, 2002 and Schedule 14f-1 filed on April 23, 2002.

          (b) On July 1, 2002, Registrant formally changed the name of Company from Internet VIP, Inc. to NewTech Brake Corp. Concurrent therewith, the Company effected a reverse stock split on a basis of 1 new share of NewTech Brake Corp. common stock for every 20 old shares of Internet VIP, Inc. common stock. These actions were approved by Registrant's Board of Directors.

          (c) Registrant confirms changes to the NewTech Brake Corp. Board of Directors as follows:

               Dr.  Ilya  Gerol:   Resigned,   effective  April  19,  2002  Jack
               Ehrenhaus:  Resigned, effective July 1, 2002 Viatcheslav Makarov:
               Resigned, Effective April 19, 2002

               The following individuals are confirmed as having been appointed to the NewTech Brake Corp Board of Directors:

               Yvon  Rancourt,  Chairman/Director,  Age 56
               Mr. Yvon Rancourt is Chairman of the Board and Chief Operating Officer of NewTech Group International ("NewTech"), is the inventor of the NewTech Full Contact Disc Brake and one of the founders and principal patent filers at NewTech. NewTech was created in 1989. From 1981 to 1991, he served as Director of production of a mining company at Compania Minera Ucalali S.A. From 1979 to 1981 he works as a private consultant in manufacturing. From 1976 to 1979 one of the founders and principal patent filer of the first concept of full contact disc brake for heavy vehicles of Dolphin Brake Inc. and held the position of CEO. From 1974 to 1976, he was managing director at Les Manufacturiers de Precision de Beauce Inc., a manufacturer of truck trailer axles. From 1973 to 1974, he was Director of Production for Snow Jet, a manufacturer of snowmobiles. In 1966, he founded Beauce Machine Shop, and held the position of Managing Director until 1973. Yvon is the brother of Claude Rancourt. Mr. Rancourt will be Chairman of NewTech Brake Corp.

               Claude Rancourt, Director, Age 53
               Mr. Claude Rancourt is Director of Legal affairs of NewTech Group International Inc., is a notary (L.L.L. 1971, D.D.N. 1972, Sherbrooke University, Quebec). He was in private practice as a notary from 1976 to 2000, and from 1972 to 1974, specializing in the fields of Real Estate and Corporate Law. From 1974 to 1976, he was a Director at Les Manufacturiers de Precision de Beauce Inc. He is one of the founders of NewTech and the brother of Yvon Rancourt. Mr. Rancourt will be Secretary of NewTech Brake Corp.

               Denis Gamache, Director, Age 51
               Mr. Gamache is a graduate in management and marketing from Laval University. After marketing positions with Travelers and Xerox of Canada, he founded and became president of Les contenants sanitaires C.S. inc., a fabricator of waste management equipment. Subsequently he founded and managed Corporation financiere HDJM inc, (Rental of waste management equipment), Centre regional de recuperation C.S. (Sorting of recyclable materials for Quebec city)  and  Recuperation  C.S.  inc.  (collection  of  waste  and recyclable materials). After selling his interest in the above companies, he helped the new owners complete a number of acquisitions, including that of Services Sanitaires Leclerc inc, owner of a landfill in St-Tite-des-Caps. Mr. Gamache is co-founder and member of the board of Convoyeurs B.M.W. Inc (Conveyors) and L.P.M. Technologies inc. (Polymers and other products used for paper and cardboard production). He is also the founder and president of Clicgolf.com an Internet based reservation system and shareholder and administrator of Institut Athena formation inc., a company that provides office productivity and multimedia training. A shareholder of Newtech Group International, Inc. since October 2000, he was named to the management committee of that company in February 2002. Mr. Gamache will be Chief Executive Officer of NewTech Brake Corp.

               Gilbert Lasnier, Director, Age 45
               Mr. Lasnier is a graduate from Laval University with a degree in Geodesics. After working for the government in Geodesic Services, Hydro Quebec, Domtar and Nepcon Inc, he founded and became president of Sigrafix Inc. Sigrafix was a Geographic Information Systems (GIS) company engaged in implementation of cartographic software. Presently he works as a GIS Analyst for the International Civil Aviation Organization (ICAO) in Montreal, Quebec.

               Marc-Antoine Gratton, Director, Age 49
               Mr. Gratton is Vice President and Comptroller of Optron Inc., a Canadian based Company specializing in the sales rentals and maintenance of Geodetic Instruments and in lasers for industry and construction. From 1974 to 1985 he was a logistics consultant with several large companies including Bell Canada International, Cartier Engineering BGCheco International and J.F. Pritchard & Sons International. During that period he worked on a number of overseas projects, including the West-African Panaftel telecommunications implementation, the Andekaleka Hydroelectric Development Project in Madagascar and a large telecommunications project in Zaire. He also worked on the Reza Shah Kabir Hydroelectric development project in Iran and as administrator of the Hassi R'Mel (Algeria), training center, and site of a major natural gas plant. Mr. Gratton has been a shareholder of NewTech since 1995.

Item 7. Financial Statements and Exhibits.

          (a) Pro forma financial information relevant to the asset disposition and the purchase of product licensing rights by NewTech Brake Corp. as set out in Item 2 above, will be filed by amendment to this 8K within the prescribed 60 days of the filing date herein.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 16, 2000
                              NewTech Brake Corp.

                              By: /s/Yvon Rancourt
                                  Yvon Rancourt,
                                  Chairman